                            FIRST AMENDMENT AGREEMENT

         THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), dated as of September 22, 2000, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, DEUTSCHE BANK AG, as LC Issuer and BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders;

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of October 5, 1999 (the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

         Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

         Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended as follows:

              (a) The definition of "Debt to Capital Ratio" is amended in its entirety to read as follows:

              "Debt to Capital Ratio" means the ratio of (a) Consolidated Debt to (b) the sum of Net Worth plus Excess Catastrophe Losses plus Consolidated Debt.

              (b) The following new definition is inserted in Section 1.1 in its proper alphabetical order:

              "Excess Catastrophe Losses" means that part of any losses recognized by the Borrower or any of its Subsidiaries under the terms of any Catastrophe Bonds, Reinsurance Agreements or other similar arrangements during any Fiscal Quarter that are in excess of $30,000,000.

         2.2 Amendment to Section 5.2 and Schedule 5.2(a). Section 5.2 of the Credit Agreement is amended by deleting the reference to "Schedule 5.2(a)" and inserting "Schedule 5.2" therefor and Schedule 5.2(a) to the Credit Agreement is redesignated as Schedule 5.2.

         2.3 Amendment to Section 5.3(c). Section 5.3(c) of the Credit Agreement is amended in its entirety to read as follows:

                  "(c) Except as set forth on Schedule 5.3, there has been no change in the business, assets, operations or financial condition of the Borrower or any Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect since December 31, 1998; provided, however, that, so long as no violation of Section 7.2 shall have occurred and be continuing as a result thereof, the occurrence of losses that give rise to or result in Excess Catastrophe Losses shall not be deemed to have a Material Adverse Effect."

         2.4 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is amended in its entirety to read as follows:

                  "Not permit Net Worth to be less than the greater of (x) $175,000,000 and (y) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities) at any time and not request any increase in the outstanding Credit Extensions unless, after giving effect to such requested Credit Extension, the sum of (i) Net Worth plus (ii) Excess Catastrophe Losses shall be greater than (y) $175,000,000 and
         (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities)."

         2.5 Amendment to Section 8.1(f). Section 8.1(f) of the Credit Agreement is amended by deleting the words "30 days" each time they appear and inserting "14 days" therefor.

         2.6 Amendment to Schedule 1.2. Schedule 1.2 of the Credit Agreement is deleted and Schedule 1.2 hereto is substituted therefor.

         2.7 Amendment to Schedule 5.2(b). Schedule 5.2(b) to the Credit Agreement is redesignated as Schedule 5.3.

         2.8 Amendment to Exhibit A. Paragraph (d) of Exhibit A of the Credit Agreement is amended in its entirety to read as follows:

                  "(d) After giving effect to the proposed Borrowing, the sum of
         (i) Net Worth plus (ii) Excess Catastrophe Losses shall be greater than
         (y) $175,000,000 and (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities)."

         2.9 Amendment to Exhibit B. Clause (d) of Exhibit B is amended in its entirety to read as follows:

                  "(d) After giving effect to the proposed [CONVERSION] [CONTINUATION], the sum of (i) Net Worth plus (ii) Excess Catastrophe Losses shall be greater than (y) $175,000,000 and (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities)."

         2.10 Amendment to Exhibit C. Schedule 2 of Exhibit C of the Credit Agreement is deleted and Schedule 2 attached hereto is substituted therefor.

         Section 3. Representation and Warranties. In order to induce the Lenders, the LC Issuer and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, the LC Issuer and to the Administrative Agent that both before and after giving effect to the Amendment that:

              (a) No Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

              (b) the warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the date hereof and the First Amendment Effective Date, with the same effect as though made on such date; provided that (i) with respect to clause (a) of Section 5.2, the reference to "1998 Fiscal Year" therein shall instead by a reference to "1999 Fiscal Year" and (ii) with respect to clause (a) of Section 5.3, the reference to "December 31, 1998" shall instead be a reference to "December 31, 1999" and the reference to "the six months ended June 30, 1999" shall instead be a reference to "the three months ended March 31, 2000".

         Section 4. Conditions to Effectiveness. The Amendments set forth in
Section 2 hereof shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

         Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

         Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of Illinois. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

         Section 8. Loan Document. This Amendment is a Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                     RENAISSANCERE HOLDINGS LTD.


                                     By:
                                        --------------------------------------

                                                   Title:
                                                         ---------------------

                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION, as Administrative Agent and
                                     Lender

                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     FLEET NATIONAL BANK


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     MELLON BANK, N.A.


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     THE BANK OF N.T. BUTTERFIELD & SON LIMITED.


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     FIRST UNION NATIONAL BANK


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     DEUTSCHE BANK AG, New York and/or
                                     Cayman Islands Branch, as Lender


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     DEUTSCHE BANK AG, New York Branch, as LC
                                     Issuer


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     BANK OF BERMUDA


                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                     CITIBANK, N.A.

                                     By:
                                        --------------------------------------
                                                   Title:
                                                         ---------------------

                                  SCHEDULE 1.2

                                  Pricing Grid



-----------------------------------------------------------------------------------------------------------------------------------
                               PRICING           PRICING          PRICING             PRICING        PRICING        PRICING LEVEL
                               LEVEL I           LEVEL II        LEVEL III           LEVEL IV        LEVEL V             VI
------------------------- ------------------- --------------- ---------------- ----------------- ----------------- ----------------
                          (Less
                           than
                           or
                           equal
S&P/Moody's Rating         to) BB+/Ba1          BBB-/Baa3         BBB/Baa2          BBB+/Baa1         A-/A3         A/A2 or above
------------------------- ------------------- --------------- ---------------- ----------------- ----------------- ----------------
Offshore Rate                   1.500%            0.875%            0.750%            0.625%          0.500%            0.400%
------------------------- ------------------- --------------- ---------------- ----------------- ----------------- ----------------
Non-Use Fee Rate                0.400%            0.275%            0.225%            0.175%          0.150%            0.125%
------------------------- ------------------- --------------- ---------------- ----------------- ----------------- ----------------
LC Fee                          1.500%            0.875%            0.750%            0.625%          0.500%            0.400%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        USAGE LEVEL I                                  USAGE LEVEL II
--------------------------------------------------------------------------------------------------------------------
                       Less than 50% of Commitments used by Loans               50% or more of Commitments used by
                       and LC Obligations                                       Loans and LC Obligations
--------------------------------------------------------------------------------------------------------------------
Utilization Fee                             0.00%                                          0.10%
--------------------------------------------------------------------------------------------------------------------


In the event senior unsecured debt ratings are assigned to the Borrower by both S&P and Moody's, pricing will be based on the higher of the senior unsecured debt ratings from either S&P or Moody's in the event of a single split rating, and one Pricing Level below the higher rating in the event of a double (or more) split rating. If no senior unsecured debt rating has been assigned to the Borrower by either S&P or Moody's, the Pricing Level will be set at two rating levels below the Financial Strength Rating for Renaissance Reinsurance Ltd. issued by either S&P or Moody's (e.g. a Financial Strength Rating of "A" issued by S&P would equate to an implied senior unsecured debt rating of BBB+ and Pricing Level IV). In the event of a single split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the lowest Financial Strength Rating (e.g. a Financial Strength Rating of A/A3 would result in a Pricing Level
III) and in the event of a double (or more) split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the Pricing Level which is one Pricing Level above the higher Financial Strength Rating ( e.g. a split Financial Strength Rating of A/Baa1 would result in Pricing Level III). If neither a senior unsecured debt rating nor a financial strength rating has been assigned, Pricing Level I shall apply.

                                   SCHEDULE 2

I.   Section 7.1 - Debt to Capital Ratio.

     A.  Consolidated Debt (other than RenRe
         Catastrophe-Linked Securities)               $__

     B.  RenRe Catastrophe-Linked Securities          $__

     C.  Net Worth                                    $__

     D.  Excess Catastrophe Losses                    $__

     E.  Item C plus D                                $__

     F.  Items A plus E                               $__

     G.  Ratio of Item A to Item F

     H.  Items A plus B                               $__

     I.  Item A plus B plus Item E                    $__

     J.  Ratio of Item H to Item I

                           [If Item G exceeds .35:1 or Item J exceeds .45:1 a separate Schedule must be attached setting forth the extent to which Net Worth has declined from the previous Calculation Date due solely to operating losses or unrealized losses on the investment portfolio in accordance with FASB 115.]

II.  Section 7.2 - Net Worth.

     A.  Net Worth (Item I.C.)                        $__

     B.  Consolidated Debt (Item I.A. plus
         Item I.B.)

     C.  Required Amount (greater of $175,000,000
         and 125% of Item II.B.)                      $__

III. Section 7.10 - Dividends Paid.

     A.  Net Worth (Item I.C.) (if Item III.B.
         plus Item III.C exceeds $7,000,000 must
         exceed $300,000,000)                         $__

     B.  Dividends paid since last
         Compliance Certificate                       $__

     C.  Capital returned since last
         Compliance Certificate                       $__

IV.  Section 6.9 - Investments.

     A.  Total Investments                            $__

     B.  Permitted Investments                        $__

     C.  Item B divided by Item A                      __

     D.  Required Percentage                            80%

         The undersigned officer further certifies that, to the best of his/her knowledge, no Default had occurred and was continuing as of the Calculation Date.

                                               RENAISSANCERE HOLDINGS LTD.

                                               By:
                                                  ------------------------------
                                               Title:
                                                     ---------------------------